UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM 8-K
CURRENT REPORT

PURSUANT TO SECTION 13 OR 15(d) OF THE
SECURITIES EXCHANGE ACT OF 1934

Date of Report (Date of earliest event reported): February 29, 2016
ION Geophysical Corporation
(Exact name of registrant as specified in its charter)

Delaware (State or other jurisdiction of incorporation)	1-12691 (Commission file number)	22-2286646 (I.R.S. Employer Identification No.)

2105 City West Blvd, Suite 400 Houston, Texas 77042-2839 (Address of principal executive offices, including Zip Code)

(281) 933-3339 (Registrant’s telephone number, including area code)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:
Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 1.01     Entry into a Material Definitive Agreement

Support Agreement

On February 26, 2016, ION Geophysical Corporation (the “Company”) entered into an agreement (the “Support Agreement”) with certain holders of the Company’s Existing Notes (as defined below) (collectively, the “Supporting Noteholders”). A copy of the Support Agreement is attached hereto as Exhibit 10.1. The Supporting Noteholders and their respective affiliates, including certain private funds and accounts they manage, hold, in the aggregate, over two-thirds of the principal amount of the Company’s outstanding 8.125% Senior Secured Second Priority Notes due 2018 (the “Existing Notes”) issued pursuant to that certain Indenture, dated as of May 13, 2013, among the Company, Wilmington Trust, National Association, as trustee, U.S. Bank National Association, as collateral agent and the subsidiary guarantors named therein (the “Existing Notes Indenture”).

The Support Agreement contemplates the Company pursuing the following potential transactions:

•
commencing a private exchange offer for any and all of the outstanding Existing Notes (the “Exchange Offer”), pursuant to which each eligible holder of the Existing Notes will have the right to exchange all of its Existing Notes for consideration consisting of, for each $1,000 of principal amount of the Existing Notes validly exchanged and not validly withdrawn, (x) $1,000 in principal amount of 9.125% new senior secured second priority notes due 2021 to be issued by the Company and (y) ten shares of the Company’s common stock, par value $0.01 per share; and

•
in connection with the Exchange Offer, soliciting consents in a consent solicitation from holders of the Existing Notes to certain amendments to the Existing Notes Indenture, including, among other things, releasing all of the collateral securing the Existing Notes and related guarantees and eliminating most of the covenants and events of default.

In addition, the Company will provide each eligible participant who validly tenders all of its Existing Notes in the Exchange Offer the option to tender all or a portion of its Existing Notes so tendered for cash (the "Cash Tender Option") subject to, among other things, a maximum aggregate amount of cash payable of $15.0 million plus accrued and unpaid interest through and excluding the closing date of the Exchange Offer. The pricing for the Cash Tender Option will be determined pursuant to a "Dutch auction" in which eligible participants electing to participate in the Cash Tender Option will specify the price for each $1,000 of principal amount of the Existing Notes (not greater than $600 nor less than $430 per $1,000 of principal amount of the Existing Notes) at which such eligible participant is willing to tender its Existing Notes.

Pursuant to the terms and conditions of the Support Agreement, the Supporting Noteholders have agreed to (i) tender all of the Existing Notes held by them and their respective affiliates in the proposed Exchange Offer and (ii) consent to the proposed amendments to the Existing Notes Indenture in the proposed consent solicitation.

The Support Agreement contains representations, warranties and agreements by the Company and the Supporting Noteholders. The Company’s and Supporting Noteholders' obligations under the Support Agreement are subject to various conditions set forth in the Support Agreement including, among others, that holders of the Existing Notes must tender Existing Notes and consents representing not less than 90% of the aggregate principal amount of outstanding Existing Notes, subject to the terms and conditions of the Support Agreement.

The Support Agreement will terminate upon the earliest of: (i) the mutual written consent of the parties; (ii) the valid withdrawal and termination of the Exchange Offer and consent solicitation; (iii) the consummation of the Exchange Offer and consent solicitation; (iv) the filing of a bankruptcy petition by or with respect to the Company or (v) the repayment by the Company of all of the outstanding Existing Notes. The Support Agreement may also be terminated upon the occurrence of certain events, including, among others: (A) if the closing of the contemplated transactions is not consummated on or before 50 business days following the execution of the Support Agreement; (B) if the Exchange Offer is not commenced on or before the date that is 20 business days following the execution of the Support Agreement and (C) the occurrence of a Material Adverse Effect (as such terms are defined in the Support Agreement).

There can be no assurance if or when the Company will consummate the Exchange Offer and the other transactions contemplated by the Support Agreement or the terms thereof. In particular, there can be no assurance that the Company will be able to agree to final terms for the proposed Exchange Offer, that a sufficient amount of holders of the Existing Notes will tender in the proposed Exchange Offer, or that the Company will be able to satisfy the other conditions set forth in the Support Agreement. The Company will not receive any cash proceeds in connection with the transactions contemplated by the Support Agreement.

The foregoing description of the Support Agreement does not purport to be complete and is qualified in its entirety by reference to the full text of the form of Support Agreement, a copy of which is attached hereto as Exhibit 10.1 and is incorporated herein by reference.

Neither this Report nor the attached Support Agreement constitute an offer to purchase or sell any securities or the solicitation of an offer to exchange any Existing Notes or any other security, nor will there be any purchase, sale or exchange of any securities in any state or other jurisdiction in which such offer, solicitation or sale or exchange would be unlawful prior to the registration or qualification of any such securities or offer under the securities laws of any such state or other jurisdiction. Consummation of the Exchange Offer is subject to, among other things, definitive documentation and any exchange offer for the Existing Notes will be made only pursuant to separate documentation. Holders of the Existing Notes and investors are urged to read the Company’s Exchange Offer documents, if and when they become available, because they will contain important information regarding the contemplated Exchange Offer.

Cautionary Note Regarding Forward-Looking Statements

Information included in this Current Report on Form 8-K and the exhibit may contain forward-looking statements that involve risks and uncertainties, including statements regarding the expected terms of the Exchange Offer and the transactions contemplated by the Support Agreement. These statements relate to future plans, objectives, expectations and intentions and are for illustrative purposes only. These statements may be identified by the use of words such as “believe,” “expect,” “intend,” “plan,” “anticipate,” “likely,” “will,” “could,” “estimate,” “may,” “potential,” “should,” “would,” and similar expressions. There can be no assurance that all or any portion of the aforementioned transactions will be consummated on the terms summarized herein or at all. The forward-looking statements contained, or incorporated by reference, herein are also subject generally to other risks and uncertainties that are described from time to time in the Company’s filings with the Securities and Exchange Commission and other factors discussed in this Form 8-K.

Readers are cautioned not to place undue reliance on these forward-looking statements, which reflect management’s views as of the date of this Form 8-K. The Company undertakes no obligation to update any of the forward-looking statements made in this Form 8-K, whether as a result of new information, future events, changes in expectations or otherwise.

Item 9.01.	Financial Statements and Exhibits.

(a)    Financial statements of businesses acquired.

Not applicable.

(b)    Pro forma financial information.

Not applicable.

(c)    Shell company transactions.

Not applicable.

(d)    Exhibits.

Exhibit No.	Description

10.1	Form of Support Agreement, dated February 26, 2016, by and among ION Geophysical Corporation and the Supporting Noteholders.
99.1	Press Release of ION Geophysical Corporation dated February 29, 2016

SIGNATURES
Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Date: February 29, 2016	ION GEOPHYSICAL CORPORATION

	By:	/s/ JAMEY S. SEELY
Jamey S. Seely
Executive Vice President, General Counsel and Corporate Secretary

EXHIBIT INDEX

Exhibit No.	Description

10.1	Form of Support Agreement, dated February 26, 2016, by and among ION Geophysical Corporation and the Supporting Noteholders.
99.1	Press Release of ION Geophysical Corporation dated February 29, 2016

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